DATA® 443

All Things Data Security

LD MICRO 500 VIRTUAL CONFERENCE
TUESDAY, SEPTEMBER 1, 2020

WWW.DATA443.COM

OTC: ATDS

Safe Harbor Statement

The statements contained in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursuant," "target," "continue," and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443's plans, objectives, future opportunities for Data443's services, future financial performance and operating results and any other statements regarding Data443's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443's control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission ("the SEC"), including under (i) "Part I, Item 1A. Risk Factors", in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; and, (ii) "Part I, Item 1A. Risk Factors", in our Annual Report on Form 10-K filed with the SEC on 17 April 2020; and (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Today's Speaker

Jason Remillard- CEO &



- Security and technology expert
- More than 30 years of experience pioneering technology solutions for startups and Fortune 500 companies.
- Served as VP of Security Architecture at Deutsche Bank
- Product manager with Dell software (formerly Quest software) leading the development of the enterprise identity and access management portfolio
- 5 Success Startup exits in the past
- Holds an MBA from the Richard Ivey School of Business (University of Western Ontario)

Data443 Risk Mitigation = All Things Data Security™

Data Privacy Enablement ---- Across local devices, network, cloud, and databases – at rest and in flight

- **Rollup strategy of accretive acquisitions help in gaining market share, expanding product and solutions platform (5 closed to date)**
- **Aggressive cross-selling across growing new customer base**
- **High level organizational plan to achieve growth:**
  - **Cross-Marketing between acquisition client lists & segment**
  - **Focus on conversion from perpetual "Cloud Monthly Recurring Revenue"**
- **Fantastic partnerships – Zoom (ZM), Microsoft (MSFT), Amazon (AMZN), Cyberark (CYBR), Citrix (CTXS)**

DATA® 443
All Things Data Security

Data443 Technology Stack

ClassiDocs®	ARALOC™	ARCMAIL	DATA EXPRESS	DATA 443® Global Privacy Manager™
• Classify your data • Inventory, Identify, Gain Control • Automated, ongoing, up-to-date classification across all data points, at rest and in flight	• Secure your data • Enterprise Cloud-Based Data Storage, Protection & Workflow Automation Platform • Leading Board Portal Management Software and Secure Sports Management Software	• Archive your data • Enterprise Information & Email Archiving • Secure solutions for compliance, e-discovery, business continuity & Information Governance	• Transfer your data • Secure managed file transfer: set it and forget it • Makes the transfer of valuable private data over the public Internet fast, easy and secure	• Identify your data • Simple Data Privacy Management and Compliance • Data made complete, available, and usable for quick, easy response to any privacy compliance regulations.

DATA 443®
All Things Data Security

Most Recent Acquisition: FileFacets®

filefacets

- A data discovery, privacy compliance and enterprise analytics company with vast experience in GDPR Compliance
- Was originally part of the L-SPARK accelerator
- Secured significant venture capital funding in 2016
- Won numerous industry awards for information governance and data privacy
- Acquisition includes intellectual property, customers and partner integrations
- Demonstrates further opportunities for growing internal capabilities, diversifying service offerings, and exposure to new potential customers for Data443
- Provides Data443 with deep and established technology in information taxonomy management, machine learning and rapid data indexing, which are important for data privacy and eDiscovery use cases

DATA® 443
All Things Data Security

Public Facing Expansion – Wide Industry Success

- **Data443 Chat History Scanner for Zoom** - Scan recorded chat history logs for privacy, financial, security and other sensitive information types, detect policy breaches by staff or other vendors - ***#1 on Zoom Security App Page***


GDPR Framework™
GDPR

- **WordPress GDPR Framework**, includes the global technology, branding, and ongoing management rights to leading WordPress GDPR solution – over 30,000 active users – ***#1 used GDPR solution on the planet!***


CCPA Framework™
CCPA

- **WordPress CCPA Framework Plugin** provides a simple and elegant interface to handle Subject Access Requests (DSARs) and Do Not Sell Requests – ***Just Released!***


Privacy Safe
DATA 443
ACTIVE
Verified: 2020-05-21
Domain: data443.com

- **Another Industry First - Privacy Safe Seal** verifies and displays that the CCPA or GDPR plug-ins are installed. Assures visitors that you comply with consumer privacy laws and regulations. ***Over 500 Customers Proudly Displaying our Brand!***

Acquisition Strategy


DATA 443
All Things Data Security

- Founder/CEO looking to realize real potential of product line with larger team

- Strong existing customer base & product roadmap
  - $1-5MM Gross Revenues - with large/growing MRR
  - EBITDA with above average margins exceeding 65%

- Existing market traction for several years – Customer validation via revenues, duration

- Centered around Data Protection, Data Distribution, Data Security, with minimal product & 'corporate' overlap

Strong and Diverse Customer Base

KANSAS CITY PUBLIC SCHOOLS

FLOUR CITY-FLOWER CITY-N.Y.-CITY OF ROCHESTER

BOSTON UNIVERSITY

Steelers

LMC Insurance & Risk Management

McKESSON

FARM BUREAU INSURANCE

Eastern Illini Electric Cooperative
A Touchstone Energy® Cooperative

CORPORATION OF THE CITY OF YONKERS

FAU FLORIDA ATLANTIC UNIVERSITY

DTC

Growing Demand = Growing Capabilities

- Launched new Data Center in the Raleigh-Durham Research Triangle Region (adjacent to our headquarters)
- Reduces our spend on the public cloud and provide our customers more options for their longer term and high capacity spend options
- 420,000 gross square foot building with 220,000 square feet Raised Access Data Center Floor
- 100% uptime service level agreement on power and cooling
- --Expansion plans include NYC and international locations


CyrusOne.

The Market Opportunity

The Data Security portion of the Cybersecurity Market is expected to reach <u>between $15B and $30B by 2022 globally - CAGR above 17%</u>

- **43% of breaches were attacks on web applications, more than double the results from last year
- **Email is the number one threat vector, where more than 90% of advanced threats are launched through email
- According to International Data Corporation's estimates, the amount of data created in the world will grow from 45 Zettabytes in 2019 to 143 Zettabytes in 2023, representing an approximately 26% CAGR, with consumer and enterprise data both growing at 26%.
- Forrester survey of global network security decision makers at enterprises found that 51% of respondents reported at least one potential data breach in the last 12 months.
- Stronger macro-environment – greater urgency for data security, compliance and classification (GDPR, CCPA)

- Our current Data Security products provide:
  - eDiscovery of Data
  - Data Classification and Management
  - Data Governance
  - Archiving
  - Digital Rights Management for Content

**Forresters Research*

***Verizon's Data Breach Investigations Report 2020*

Financial Position

- Secured shareholder-friendly forbearance agreements for outstanding convertible notes
- Engaging investment banks for shareholder-friendly financings
  - Balance sheet de-leveraging
  - Acquisition funding – large deal pipeline post-COVID 19
- Concluded litigation settlement resulting in the cancellation of 2 billion (pre-split) shares
- Completed all payments related to ARALOC acquisition

Why Invest in Data443?

- Revenue, billings and bookings achieving upward momentum
- Numerous acquisition opportunities
- Ripe industry environment
- Expanded infrastructure – sales & marketing, new Data Center
- Stronger macro-environment – greater urgency for data security, compliance and classification (GDPR, CCPA)
- Actively working towards de-leveraging balance sheet

Question & Answer Session

Contact Us

Investor Relations

Matthew Abenante

Strategic Investor Relations

(919)-858-6542

ir@data443.com